Putnam
Global Equity
Fund*

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-99

*formerly Putnam Diversified Equity Trust


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Putnam Global Equity Fund marked its fifth birthday by changing its name. The fund, which began its life in July 1994 as Putnam Diversified Equity Trust, assumed its new name this past July to provide a more accurate reflection of its investment strategy.

Using a seamless global process driven by painstaking research and a meticulous valuation approach, the fund's managers focus on investments in the world's most attractive industries and countries. They make their individual stock selections on the basis of each company's growth prospects, returns on capital, and the ability to generate cash flow.

In the report that follows, your fund's managers discuss performance for the fiscal year ended August 31, 1999, and offer their views on prospects for fiscal 2000.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
October 20, 1999


Report from the Fund Managers

Paul C. Warren
Justin M. Scott
Michael Stack
Omid Kamshad
Michael K. Arends

Putnam Global Equity Fund, formerly Putnam Diversified Equity Trust, began fiscal 2000 on a positive note and continued that momentum throughout the six months ended August 31, 1999. Over the semiannual period, the world's markets responded not only to regional influences but also to events that occurred across the globe. The countries, industry sectors, and companies in which we chose to invest reflected in full your fund's seamless approach to investing in today's global economy.

Total return for 6 months ended 8/31/99

     Class A          Class B           Class C           Class M
   NAV     POP      NAV     CDSC      NAV     CDSC      NAV     POP
------------------------------------------------------------------------
  13.44%   6.92%   13.06%   8.06%    13.06%   12.06%   13.21%   9.23%
------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 7.


*INDUSTRY FOCUS DROVE FUND PERFORMANCE

In managing your fund's portfolio, we take a global, three- dimensional approach, targeting securities that offer both attractive valuations and growth potential while investing in countries and industries that offer the best opportunities for stocks to perform well. During the fiscal year's first half, we believe the industries we emphasized contributed most to your fund's performance. The technology sector was the portfolio's best performer and largest industry weighting. We focused heavily on technology, believing investors' Y2K concerns have been fully discounted in the markets. In our opinion, most corporations in developed nations have already addressed the Y2K issue and, therefore, it should not cause any major disruptions for the companies in which we invest. Moreover, demand for personal computers remains high throughout the world and that is leading to strong demand for electronic components, such as semiconductors and digital equipment. Consolidation in technology's subsectors, such as media, cable, and telecommunications, is another reason we believe technology issues, particularly those related to hardware, are poised to outperform.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Telecommunications           12.1%

Electronics and
electrical equipment         11.2%

Oil and gas                   7.9%

Financial services            7.7%

Pharmaceuticals and
biotechnology                 5.6%

Footnote reads:
*Based on net assets as of 8/31/99. Holdings will vary over time.


As the period progressed, we increased your fund's exposure to the energy and basic materials industries. Climbing crude oil prices and the favorable supply/demand scenario for such basic materials as paper, along with widespread consolidation, boosted the performance of these sectors.

We decreased your fund's exposure to the pharmaceutical industries. Our research shows an impending slowdown in growth for many drug companies, since it appears there are no revolutionary new drugs in the pipeline for the next few years and the patents for many proprietary drugs are approaching their expirations. We have trimmed back your fund's financial weighting in the belief that operating margins of financial companies in Europe and the United States could come under pressure should interest rates begin to rise across the globe. The portfolio's exposure to financial securities in Japan, however, remains high in light of the current positive environment in the Asia-Pacific region.

* COUNTRY ALLOCATION PROVES REWARDING AS GROWTH OPPORTUNITIES STRENGTHEN IN SEVERAL REGIONS

Our seamless global investment approach involves searching the world over for attractive markets with good growth opportunities and attractive valuations. Over the past six months, our analysis has led us to increase the portfolio's weighting in certain countries, trim back positions in others, and hold steady on a few.

Your fund's exposure to U.S. stocks served as its anchor weighting throughout the period although it represented an underweight allocation relative to the fund's peer group and industry benchmark. We chose to keep the portfolio's U.S. market position at roughly 45% primarily because we believe the U.S. economy has entered a period of rising interest rates that could fan investors fears of an impending economic slowdown. Furthermore, we believe U.S. stocks are in the very late stages of a bull market and many valuations appear somewhat stretched. Having said that, the fund's U.S. stake contributed substantially to performance as the corporate earnings environment remained supportive, inflation was kept at bay, and the economy continued to grow.


Morningstar, Inc., an independent rating agency, gave Putnam Global Equity Fund's class A shares its highest rating of 5 stars for overall performance based on the 3- and 5-year periods ended September 30, 1999. Of the 1025 international equity funds rated, the top 10% received 5 stars.*

*Past performance is not indicative of future results. Morningstar ratings reflect risk-adjusted performance through 9/30/99 and are subject to change every month. Morningstar ratings are calculated from a fund's 3-year return (with fee adjustment) in excess of 90-day Treasury bill returns and a risk factor that reflects performance below 90-day Treasury bill returns. For
 3- and 5-year performance, the fund received 5 stars with 1025 and 565 funds rated, respectively. The top 10% of the funds in an investment category receive 5 stars. Performance of other share classes will vary.


In Europe, we eliminated positions in Spain and trimmed back your fund's exposure to the markets of Switzerland, the Netherlands, Finland, and Italy while maintaining a significant weighting in the United Kingdom and France (12% and 6.5% of portfolio market value, respectively). The U.K., which is not a member of EMU, steadily recovered and seems to have achieved a "soft landing". We emphasized France because we expect it to be among the first EMU countries to recover and our research shows many opportunities exist in the media sector. Both market positions represent an overweighting relative to the fund's competition.

The Asian markets garnered our increased attention as the period progressed in large part because of widespread economic recoveries, low interest rates, and the relatively low value of the region's currencies. The portfolio's stake in Japan was increased substantially from 4.7% to 13.4% of net assets by period's end. An increased awareness of the importance of shareholder value, tangible corporate restructuring efforts, and favorable government spending initiatives helped propel the Japanese market and your fund's Japanese stocks upward.


New name fully reflects investment strategy

Renaming Putnam Diversified Equity Trust to Putnam Global Equity Fund on
July 30, 1999, was the final act in broadening the fund's former trisector investment strategy -- a process that began in mid-1998. Today, the fund takes a seamless approach to global investing, one that focuses on finding stocks in markets around the world that offer attractive valuations relative to their growth prospects. We prefer returns to come from a combination of underlying growth and stock price recovery, rather than depending on either one alone.

In our search for portfolio candidates, we take a three-dimensional, research-driven top-down, bottom-up approach. That is, we scrutinize investment possibilities by country, industry, and then company. We first look at the macro backdrop for country markets and industry sectors to determine whether or not the outlook is favorable. Once we determine which regions and industries are worth targeting, we then conduct in-depth company research to assess financial strength, market leadership, and potential weaknesses. Our approach is focused, disciplined, and designed to facilitate informed decisions.


We also bolstered the fund's exposure to an overweight position in emerging Asian markets, particularly Korea, which performed exceedingly well. Our research indicates a dramatic recovery underway in Korea on the heels of a restructured economy and corporate arena. Stock valuations are currently at extremely attractive levels, as well. Over the period, we also introduced positions in Singapore and through American Depositary Receipts small positions in Latin America, (Mexico and Brazil) were added.

* STRONG STOCK SELECTION FURTHER ENHANCED RETURNS

The third leg of our investment process involves purchasing the right stocks and selling those that have either reached our target valuation or no longer meet our investment criteria. A few highlights over the period include top-performing Samsung Electronics (South Korea), Fujitsu, Nikko Securities, and Sakura Bank (Japan), Texas Instruments and Motorola, and Oracle Software (U.S.). We have sold or trimmed back your fund's positions -- and realized profits -- in Liberty Media and TCI Ventures (U.S.) as well as Axa S.A. (France) and UBS (Switzerland), and Warner Lambert (U.S.). Shell Transportation & Trading (U.K.) and Jefferson Smurfit (Ireland) are newly purchased holdings and we have bolstered the fund's stake in Elf Aquitane (France), which was acquired by fellow French oil company TotalFina for a premium, following the close of the fund's reporting period. Indeed, merger and acquisition activity grew at an astounding pace around the globe with consolidations in the telecommunications, media, and finance industries not only making headlines but benefiting your fund as well. Within the past six months your fund was a shareholder in Telecom Italia, which was won by Olivetti after a long and often dramatic hostile takeover fight involving German giant Deutsche Telecom. In this well publicized battle, fund holding Mannesman of Germany was able to enhance its development of a formidable fixed and cellular telecom franchise by purchasing Olivetti's fixed and cellular business at the time of the Telecom Italia acquisition. The merger between Banque Nationale de Paris (BNP) and Societe Generale was another performance highlight for the fund.While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Microsoft Corp.
United States
Computer software

Tyco International Ltd.
United States
Conglomerates

Elf Aquitaine S.A.
France
Oil and gas

Citigroup, Inc.
United States
Financial services

Nikko Securities Co., Ltd.
Japan
Financial services

Mannesmann AG
Germany
Machinery

Lucent Technologies, Inc.
United States
Telecommunications

Electronic Data Systems Corp.
United States
Computer services

American Express Co.
United States
Financial services

Sony Corp.
Japan
Electronics and electrical equipment

Footnote reads:
These holdings represent 19.6% of the fund's net assets as of 8/31/99. Portfolio holdings will vary over time.


* GLOBAL INTEREST-RATE PICTURE THE PRIMARY UNCERTAINTY

The fund enters the second half of fiscal 2000 with a watchful eye on interest-rate activity around the world. We see economic growth either gathering steam or remaining strong in various regions which, in turn, could foster fears of rising inflation. Should inflation become a dominant concern for the markets, an increase in interest rates could ensue. Bouts of volatility would then be likely. No matter what the near future brings, we are confident in the long-term benefits of our investment strategy of targeting companies with the combination of growth and attractive valuations. Our strategy is based on our belief that all companies, no matter what they produce, have an underlying business worth. We assemble a portfolio of stocks that we believe are selling significantly below that business worth. We believe this investment approach allows us to cast as wide a net as possible when seeking opportunities in the global markets because it can encompass companies from the most rapidly growing technology firms to century-old industrial manufacturers.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/99, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Global Equity Fund is designed for investors seeking capital appreciation primarily through a diversified portfolio consisting primarily of domestic and international stocks.



TOTAL RETURN FOR PERIODS ENDED 8/31/99

                      Class A           Class B           Class C           Class M
(inception dates)     (7/1/94)          (7/1/94)          (2/1/99)          (7/3/95)
                    NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
----------------------------------------------------------------------------------------
6 months           13.44%    6.92%   13.06%    8.06%   13.06%   12.06%   13.21%    9.23%
----------------------------------------------------------------------------------------
1 year             42.06    33.85    41.03    36.03    41.37    40.37    41.51    36.54
----------------------------------------------------------------------------------------
5 years           146.82   132.56   139.62   137.62   139.40   139.40   142.78   134.19
Annual average     19.81    18.39    19.10    18.90    19.08    19.08    19.41    18.55
----------------------------------------------------------------------------------------
Life of fund      160.46   145.45   152.87   151.87   152.50   152.50   156.18   147.18
Annual average     20.34    18.97    19.65    19.56    19.62    19.62    19.96    19.13
----------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/99

                                                              MSCI
                    Standard & Poor's     MSCI EAFE        All-Country
                       500 Index            Index          World Index
-----------------------------------------------------------------------
6 months                  7.32%             10.40%           10.19%
-----------------------------------------------------------------------
1 year                   39.82              25.67            35.46
-----------------------------------------------------------------------
5 years                 206.52              48.36            97.06
Annual average           25.11               8.21            14.53
-----------------------------------------------------------------------
Life of fund            229.57              53.33           108.94
Annual average           25.95               8.62            15.32
-----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-, 5-, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class M shares for periods prior to its inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to the class and the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 8/31/99

                           Class A      Class B    Class C       Class M
-------------------------------------------------------------------------------
Distributions (number)*       0            0          0             0
-------------------------------------------------------------------------------
Share value:             NAV      POP     NAV        NAV       NAV      POP
-------------------------------------------------------------------------------
2/28/99                 $13.62   $14.45  $13.40     $13.63    $13.48   $13.97
-------------------------------------------------------------------------------
8/31/99                  15.45    16.39   15.15      15.41     15.26    15.81
-------------------------------------------------------------------------------

*There were no distributions during the period.




TOTAL RETURN FOR PERIODS ENDED 9/30/99 (most recent calendar quarter)

                     Class A           Class B           Class C           Class M
(inception dates)    (7/1/94)          (7/1/94)          (2/1/99)          (7/3/95)
                   NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
----------------------------------------------------------------------------------------
6 months          10.13%    3.78%    9.81%    4.81%    9.79%    8.79%    9.96%    6.11%
----------------------------------------------------------------------------------------
1 year            42.94    34.73    41.96    36.96    42.07    41.07    42.42    37.45
----------------------------------------------------------------------------------------
5 years          152.83   138.32   145.63   143.63   145.11   145.11   148.57   139.93
Annual average    20.38    18.97    19.69    19.49    19.64    19.64    19.97    19.13
----------------------------------------------------------------------------------------
Life of fund     163.84   148.63   156.04   155.04   155.45   155.45   159.37   150.26
Annual average    20.30    18.94    19.61    19.52    19.56    19.56    19.91    19.09
----------------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.
See first page of performance section for performance calculation method.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Standard & Poor's 500 Index* is an unmanaged list of common stocks whose performance assumes reinvestment of all distributions. It is frequently used as a general measure of stock market performance.

Europe, Australia, and Far East (EAFE)* component of Morgan Stanley Capital International (MSCI) World Index is an unmanaged list of approximately 1,045 equity securities originating in 18 countries listed on the stock exchanges of Europe, Australia, and the Far East, with all values expressed in U.S. dollars. Performance figures reflect changes in market prices and reinvestment of distributions net of withholding taxes.

Morgan Stanley Capital International (MSCI) All-Country World Index* is an unmanaged list of global equity securities, with all values expressed in U.S. dollars.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A guide to the financial statements

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.



The fund's portfolio
August 31, 1999 (Unaudited)

COMMON STOCKS  (99.3%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Advertising  (1.2%)
--------------------------------------------------------------------------------------------------------------------------
             11,600  Havas Advertising SA (France)                                                          $    2,748,068
            811,681  WPP Group PLC (United Kingdom)                                                              7,599,753
                                                                                                            --------------
                                                                                                                10,347,821

Aerospace and Defense  (1.6%)
--------------------------------------------------------------------------------------------------------------------------
             79,890  Aerospatiale Matra (France) (NON)                                                           1,799,672
              6,300  Aerospatiale Matra 144A (France)                                                              141,919
            128,600  Boeing Co.                                                                                  5,827,188
            416,149  Smiths Industries PLC (United Kingdom)                                                      6,225,543
                                                                                                            --------------
                                                                                                                13,994,322

Banks  (5.4%)
--------------------------------------------------------------------------------------------------------------------------
             38,169  Banque Nationale de Paris (France)                                                          2,922,609
            240,009  Barclays PLC (United Kingdom)                                                               7,130,907
            836,197  Development Bank of Singapore Ltd. (Singapore)                                              9,584,631
              9,000  Industrial Bank Of Japan (Japan)                                                               91,661
                519  Julius Baer Holdings AG (Switzerland)                                                       1,601,407
            489,689  National Westminster Bancorp Inc. (United Kingdom)                                         10,058,574
          1,335,000  Sakura Bank, Ltd. (Japan)                                                                   7,072,526
             24,984  Societe Generale (France)                                                                   4,896,196
            172,300  Toronto-Dominion Bank (Canada) (NON)                                                        3,375,603
                                                                                                            --------------
                                                                                                                46,734,114

Broadcasting  (4.6%)
--------------------------------------------------------------------------------------------------------------------------
            238,678  AT&T Corp. Liberty Media, Class A(NON)                                                      7,637,696
            142,900  CBS Corp. (NON)                                                                             6,716,300
            117,000  Grupo Televisa S.A.GDR (Mexico) (NON)                                                       4,255,875
            146,725  News Corp. Ltd. ADR (Australia)                                                             4,300,877
             19,160  Nippon Television Network Corp. (Japan)                                                    10,500,550
             26,136  Television Francaise I (France)                                                             6,523,378
                                                                                                            --------------
                                                                                                                39,934,676

Building and Construction  (1.2%)
--------------------------------------------------------------------------------------------------------------------------
             43,546  Acciona S.A. (Spain)                                                                        2,246,987
             29,761  Bouygues S.A. (France)                                                                      8,215,036
                                                                                                            --------------
                                                                                                                10,462,023

Building Products  (1.2%)
--------------------------------------------------------------------------------------------------------------------------
            309,734  CRH PLC (Ireland) (NON)                                                                     6,944,583
            436,107  Hanson PLC (United Kingdom) (NON)                                                           3,705,052
                                                                                                            --------------
                                                                                                                10,649,635

Business Services  (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            338,600  Cendant Corp. (NON)                                                                         6,073,638

Cable Television  (1.5%)
--------------------------------------------------------------------------------------------------------------------------
            200,800  MediaOne Group Inc. (NON)                                                                  13,202,600

Chemicals  (3.9%)
--------------------------------------------------------------------------------------------------------------------------
            230,659  Akzo-Nobel N.V. (Netherlands) (NON)                                                        10,745,775
              8,809  Clariant AG (Switzerland)                                                                   4,237,167
            341,109  Hoechst AG (Germany) (NON)                                                                 14,430,275
             77,700  Union Carbide Corp.                                                                         4,419,188
                                                                                                            --------------
                                                                                                                33,832,405

Computer Services  (1.8%)
--------------------------------------------------------------------------------------------------------------------------
            273,700  Electronic Data Systems Corp.                                                              15,361,413

Computer Software  (5.1%)
--------------------------------------------------------------------------------------------------------------------------
             30,601  Adobe Systems, Inc.                                                                         3,048,625
            158,400  Dell Computer Corp. (NON)                                                                   7,731,900
             70,000  Fuji Soft AB, Inc. (Japan)                                                                  4,859,336
            220,949  Microsoft Corp. (NON)                                                                      20,451,592
            113,700  Oracle Corp. (NON)                                                                          4,150,050
             40,300  Trans Cosmos Inc.  (Japan)                                                                  4,104,358
                                                                                                            --------------
                                                                                                                44,345,861

Computers  (2.3%)
--------------------------------------------------------------------------------------------------------------------------
            247,000  Fujitsu Ltd. (Japan) (NON)                                                                  7,242,146
             97,300  IBM Corp.                                                                                  12,119,931
                                                                                                            --------------
                                                                                                                19,362,077

Conglomerates  (4.5%)
--------------------------------------------------------------------------------------------------------------------------
             26,200  Corning Inc.                                                                                1,742,300
          1,186,730  Granada Group PLC (United Kingdom)                                                         10,587,210
             71,100  Minnesota Mining & Manufacturing Co.                                                        6,718,950
            192,869  Tyco International Ltd.                                                                    19,540,041
                                                                                                            --------------
                                                                                                                38,588,501

Cosmetics  (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            425,000  Shiseido Co., Ltd. (Japan) (NON)                                                            5,939,442

Electric Utilities  (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            157,400  Companhia Energetica de Minas Gerais ADR (Brazil)                                           2,400,350
            101,400  Korea Electric Power Corp. (South Korea)                                                    3,781,028
                                                                                                            --------------
                                                                                                                 6,181,378

Electronics and Electrical Equipment  (11.2%)
--------------------------------------------------------------------------------------------------------------------------
            176,813  Applied Materials, Inc. (NON)                                                              12,564,774
             83,500  Hewlett-Packard Co.                                                                         8,798,813
             25,000  Matsushita Electric Industrial Co. (Japan)                                                    493,241
            159,500  Motorola, Inc.                                                                             14,713,875
             60,600  Philips Electronics N.V. (Netherlands) (NON)                                                6,252,034
             88,400  Rockwell International Corp.                                                                5,226,650
             56,400  Samsung Electronics Co. (South Korea)                                                      10,706,471
            116,100  Sony Corp. (Japan)                                                                         15,037,434
            186,000  Taiyo Yuden Co., Ltd. (Japan)                                                               3,992,511
            147,000  Tandy Corp.                                                                                 6,945,750
          1,366,000  Toshiba Corp. (Japan)                                                                      12,140,283
                                                                                                            --------------
                                                                                                                96,871,836

Entertainment  (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            208,100  Viacom, Inc. Class B (NON)                                                                  8,753,206

Financial Services  (7.7%)
--------------------------------------------------------------------------------------------------------------------------
             80,624  ABN AMRO Holding N.V. (Netherlands)                                                         1,965,426
            110,700  American Express Co.                                                                       15,221,250
              4,392  Cie Finance Richemont (Switzerland)                                                         8,357,423
            376,060  Citigroup, Inc.                                                                            16,711,166
             40,300  Merrill Lynch & Co., Inc.                                                                   3,007,388
          1,850,000  Nikko Securities Co. Ltd. (Japan) (NON)                                                    16,019,376
             61,400  Promise Co., Ltd. (Japan)                                                                   5,103,581
                                                                                                            --------------
                                                                                                                66,385,610

Food and Beverages  (1.6%)
--------------------------------------------------------------------------------------------------------------------------
            451,913  Diageo PLC (United Kingdom)                                                                 4,572,365
             10,590  Groupe Danone (France)                                                                      2,623,036
          2,242,328  Tesco PLC (United Kingdom) (NON)                                                            6,635,172
                                                                                                            --------------
                                                                                                                13,830,573

Insurance  (2.6%)
--------------------------------------------------------------------------------------------------------------------------
            126,000  American General Corp.                                                                      8,946,000
             38,432  Axa S.A. (France)                                                                           4,788,061
            160,595  Internationale Nederlanden Groep (ING) (Netherlands)                                        8,814,970
                                                                                                            --------------
                                                                                                                22,549,031

Investment Companies  (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            347,906  Investor AB (Sweden)                                                                        4,243,631

Machinery  (2.8%)
--------------------------------------------------------------------------------------------------------------------------
            103,880  Mannesmann AG (Germany) (NON)                                                              15,952,178
          1,517,309  Siebe PLC (United Kingdom)                                                                  7,736,834
                                                                                                            --------------
                                                                                                                23,689,012

Metals and Mining  (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             62,000  Alcoa Inc.                                                                                  4,002,875

Oil and Gas  (8.0%)
--------------------------------------------------------------------------------------------------------------------------
            328,200  Conoco, Inc.                                                                                8,779,350
            108,890  Elf Aquitaine S.A. (France)                                                                19,116,903
          1,507,893  Ente Nazionale Idrocarburi (ENI) SpA (Italy)                                                9,074,184
            116,900  Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                             7,233,188
            130,300  Schlumberger Ltd.                                                                           8,697,525
          1,144,725  Shell Transportation & Trading (United Kingdom) (NON)                                       9,118,605
            155,200  Unocal Corp.                                                                                6,499,000
                                                                                                            --------------
                                                                                                                68,518,755

Packaging and Containers  (0.6%)
--------------------------------------------------------------------------------------------------------------------------
             88,800  Sealed Air Corp. (NON)                                                                      5,217,000

Paper  (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          2,597,966  Jefferson Smurfit Group PLC (Ireland)                                                       7,384,859
             79,200  Weyerhaeuser Co.                                                                            4,455,000
             79,800  Willamette Industries, Inc.                                                                 3,162,075
                                                                                                            --------------
                                                                                                                15,001,934

Pharmaceuticals and Biotechnology  (5.6%)
--------------------------------------------------------------------------------------------------------------------------
             81,514  Amgen Inc. (NON)                                                                            6,780,946
              2,862  Ares-Serono Group Class B, (Switzerland)                                                    4,330,347
             43,100  Bristol-Myers Squibb Co.                                                                    3,033,163
            129,400  Elan Corp. PLC ADR (Ireland) (NON)                                                          4,148,888
            109,400  Merck & Co., Inc.                                                                           7,350,313
              4,678  Novartis AG ADR (Switzerland)                                                               6,738,051
            163,118  Pharmacia & Upjohn, Inc.                                                                    8,522,966
             43,989  Sanofi-Synthelabo SA (France) (NON)                                                         1,832,997
            126,000  Yamanouchi Pharmaceutical Co., Ltd. (Japan)                                                 5,616,369
                                                                                                            --------------
                                                                                                                48,354,040

Photography  (--%)
--------------------------------------------------------------------------------------------------------------------------
                200  Canon, Inc.  (Japan) (NON)                                                                      5,846

Retail  (1.3%)
--------------------------------------------------------------------------------------------------------------------------
                 30  Circle K Japan Co. Ltd. (Japan)                                                                 1,280
            348,982  Coles Myer Ltd. (Australia) (NON)                                                           1,951,679
             84,500  Federated Department Stores, Inc. (NON)                                                     3,887,000
            109,000  Kojima Co Ltd. (Japan)                                                                      5,147,334
                                                                                                            --------------
                                                                                                                10,987,293

Semiconductors  (3.6%)
--------------------------------------------------------------------------------------------------------------------------
             80,300  Ase Test Limited (Taiwan) (NON)                                                             1,846,900
            173,200  Intel Corp.                                                                                14,234,875
                400  Rohm Co. Ltd. (Japan)                                                                          79,649
            178,000  Texas Instruments, Inc.                                                                    14,607,125
                                                                                                            --------------
                                                                                                                30,768,549

Telecommunications  (12.1%)
--------------------------------------------------------------------------------------------------------------------------
                660  BCE, Inc. (Canada) (NON)                                                                       30,768
            981,167  British Telecommunications PLC (United Kingdom)                                            15,016,938
          1,987,000  China Telecom Ltd. (Hong Kong) (NON)                                                        6,179,947
              1,396  DDI Corp. (Japan)                                                                           8,798,321
             36,504  KDD Corp. (Japan)                                                                           2,850,834
             47,600  Korea Telecom Corp. (South Korea) (NON)                                                     1,547,000
            240,046  Lucent Technologies, Inc.                                                                  15,377,948
            162,469  Oyj Nokia AB Class A, (Finland)                                                            13,574,350
             82,129  Portugal Telecom S.A. (Portugal)                                                            3,438,773
            294,000  Sprint Corp. (PCS Group)                                                                   13,046,250
            231,375  Telfonica de Espana (Spain) (NON)                                                           3,695,003
             74,900  Telefonos de Mexico S.A. ADR Class L, (Mexico)                                              5,570,688
            278,200  Telesp Participacoes S.A. ADR (Brazil)                                                      4,538,138
             53,226  Vodafone AirTouch PLC (United Kingdom)                                                     10,675,140
                                                                                                            --------------
                                                                                                               104,340,098

Telecommunications Equipment  (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             66,200  Nortel Networks Corp. (Canada)                                                              2,718,338

Transportation  (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            258,276  Peninsular and Oriental Steam Navigation Co.
                       (United Kingdom)                                                                          4,232,945

Utilities  (1.3%)
--------------------------------------------------------------------------------------------------------------------------
            179,000  Bell Atlantic Corp.                                                                        10,963,750
                                                                                                            --------------
                     Total Common Stocks  (cost $729,064,480)                                               $  856,444,228

WARRANTS  (0.3%) (a) (NON) (cost $1,181,661)                                                    EXPIRATION
NUMBER OF WARRANTS                                                                              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
             17,100  Pohang Iron & Steel Company, Ltd. (issued by
                       Lehman Brothers Finance S.A.) (South Korea)                              4/17/00     $    2,281,995
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments  (cost $730,246,141) (b)                                             $  858,726,223
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $862,082,617.

  (b) The aggregate identified cost on a tax basis is $731,981,442, resulting in gross unrealized appreciation and depreciation of $141,385,546 and $14,640,765, respectively, or net unrealized appreciation of $126,744,781.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American Depositary Receipts or Global Depositary
      Receipts, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at August 31, 1999: (as percentage of Market Value)

          Finland             1.6%
          France              6.5
          Germany             3.5
          Ireland             2.2
          Italy               1.1
          Japan              13.4
          Mexico              1.2
          Netherlands         4.1
          Singapore           1.1
          South Korea         2.1
          Switzerland         2.9
          United Kingdom     12.0
          United States      43.6
          Other               4.7
                            -----
          Total             100.0%

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
August 31, 1999 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $730,246,141) (Note 1)                                            $858,726,223
-----------------------------------------------------------------------------------------------
Dividends and other receivables                                                       1,636,859
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                1,999,315
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       22,305,001
-----------------------------------------------------------------------------------------------
Total assets                                                                        884,667,398

Liabilities
-----------------------------------------------------------------------------------------------
Payable to subcustodian                                                              10,711,089
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      7,817,660
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            1,686,796
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          1,390,908
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              234,941
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            21,577
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,813
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  648,628
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   71,369
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    22,584,781
-----------------------------------------------------------------------------------------------
Net assets                                                                         $862,082,617

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $616,495,076
-----------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                               (574,614)
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                              117,699,068
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                        128,463,087
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $862,082,617

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($371,176,486 divided by 24,019,152 shares)                                              $15.45
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $15.45)*                                  $16.39
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($447,128,542 divided by 29,508,206 shares)**                                            $15.15
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($6,695,634 divided by 434,595 shares)**                                                 $15.41
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($37,081,955 divided by 2,429,861 shares)                                                $15.26
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $15.26)*                                  $15.81
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended August 31, 1999 (Unaudited)
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $457,537)                                           $6,014,975
-----------------------------------------------------------------------------------------------
Interest                                                                                157,634
-----------------------------------------------------------------------------------------------
Total investment income                                                               6,172,609

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      2,672,912
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          715,122
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        13,124
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          5,575
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   582,893
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 2,123,923
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                    16,161
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                   130,061
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  27,477
-----------------------------------------------------------------------------------------------
Registration fees                                                                         7,406
-----------------------------------------------------------------------------------------------
Auditing                                                                                 29,959
-----------------------------------------------------------------------------------------------
Legal                                                                                     4,892
-----------------------------------------------------------------------------------------------
Postage                                                                                  62,468
-----------------------------------------------------------------------------------------------
Other                                                                                    48,566
-----------------------------------------------------------------------------------------------
Total expenses                                                                        6,440,539
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (52,506)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          6,388,033
-----------------------------------------------------------------------------------------------
Net investment loss                                                                    (215,424)
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                     78,349,127
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                            (216,458)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the period (Note 1)                                          (461,828)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                         17,673,871
-----------------------------------------------------------------------------------------------
Net gain on investments                                                              95,344,712
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $95,129,288
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                               Six months ended      Year ended
                                                                                      August 31     February 28
                                                                                          1999*            1999
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment loss                                                                 $  (215,424)  $  (1,365,696)
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                                78,132,669      84,241,208
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies                         17,212,043      (3,737,132)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 95,129,288      79,138,380
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                                  --     (26,234,811)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                                  --     (33,206,052)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                                  --              --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                                  --      (2,470,012)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                    57,437,571      62,966,169
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                        152,566,859      80,193,674

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 709,515,758     629,322,084
---------------------------------------------------------------------------------------------------------------
End of period (including accumulated net investment
losses of $574,614 and $359,190, respectively)                                     $862,082,617    $709,515,758
---------------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                 Six months
                                    ended                                                                           For the period
Per-share                         August 31                                                         Year ended       July 1, 1994+
operating performance            (Unaudited)                  Year ended February 28                  Feb. 29         to Feb. 28
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $13.62           $13.18           $11.85           $11.02            $8.83            $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)         .02(c)           .02(c)           .03(c)           .06(c)           .06              .03(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                 1.81             1.66             3.06             1.77             2.60              .32
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               1.83             1.68             3.09             1.83             2.66              .35
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                     --               --             (.05)            (.12)            (.08)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --            (1.24)           (1.66)            (.83)            (.39)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --               --             (.05)            (.05)              --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments          --               --               --               --               --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                   --            (1.24)           (1.76)           (1.00)            (.47)            (.02)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $15.45           $13.62           $13.18           $11.85           $11.02            $8.83
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)             13.44*           13.08            27.74            16.92            30.58             4.13*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $371,176         $302,556         $270,536         $199,305         $142,513          $93,144
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .62*            1.26             1.37             1.43             1.56             1.12*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)            .16*             .17              .20              .48              .60              .37*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)            113.41*          241.46            97.77            82.07            72.00            46.52*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended February 29, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                 Six months
                                    ended                                                                           For the period
Per-share                         August 31                                                         Year ended       July 1, 1994+
operating performance            (Unaudited)                 Year ended February 28                   Feb. 29         to Feb. 28
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $13.40           $13.07           $11.77           $10.97            $8.80            $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)        (.03)(c)         (.07)(c)         (.06)(c)         (.01)(c)          .01               --(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                 1.78             1.64             3.05             1.76             2.60              .32
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               1.75             1.57             2.99             1.75             2.61              .32
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                     --               --             (.01)            (.09)            (.05)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --            (1.24)           (1.66)            (.83)            (.39)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --               --             (.02)            (.03)              --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments          --               --               --               --               --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                   --            (1.24)           (1.69)            (.95)            (.44)            (.02)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $15.15           $13.40           $13.07           $11.77           $10.97            $8.80
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)             13.06*           12.33            26.98            16.19            30.05             3.77*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $447,129         $377,386         $333,642         $232,117         $150,679          $75,998
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .95*            1.92             2.00             2.02             2.09             1.45*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)           (.17)*           (.49)            (.44)            (.12)             .05              .05*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)            113.41*          241.46            97.77            82.07            72.00            46.52*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended February 29, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Six months
                                                                                                       ended       For the period
Per-share                                                                                            August 31      Feb. 1, 1999+
operating performance                                                                               (Unaudited)      to Feb. 28
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        1999             1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                   $13.63           $14.15
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(c)                                                                         (.03)              --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                     1.81             (.52)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                   1.78             (.52)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                         --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                            --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                                         --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments                                                                              --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                       --               --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                         $15.41           $13.63
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                 13.06*           (3.68)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                        $6,696             $190
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                .95*             .15*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                                                               (.17)*           (.05)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                113.41*          241.46
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended February 29, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                 Six months
                                                    ended                                                          For the period
Per-share                                         August 31                                                         July 3, 1995+
operating performance                            (Unaudited)                  Year ended February 28                 to Feb. 29
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1999             1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $13.48           $13.11           $11.80           $11.01            $9.76
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (c)                     (.01)            (.03)            (.03)             .01               --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                  1.79             1.64             3.07             1.78             1.72
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                1.78             1.61             3.04             1.79             1.72
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                      --               --             (.03)            (.12)            (.08)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --            (1.24)           (1.66)            (.83)            (.39)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --               --             (.04)            (.05)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments                           --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    --            (1.24)           (1.73)           (1.00)            (.47)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $15.26           $13.48           $13.11           $11.80           $11.01
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              13.21*           12.61            27.36            16.51            17.95*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $37,082          $29,384          $25,145          $14,791           $3,901
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .82*            1.67             1.75             1.77             1.23*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                            (.05)*           (.25)            (.22)             .05               --*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             113.41*          241.46            97.77            82.07            72.00
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended February 29, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.



Notes to financial statements
August 31, 1999 (Unaudited)

Note 1
Significant accounting policies

Putnam Global Equity Fund (formerly known as Diversified Equity Trust) ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation primarily through a diversified portfolio consisting of domestic growth, domestic value, and international stocks.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over the counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "market to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended August 31, 1999, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

As part of the subcustodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At August 31, 1999, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended August 31, 1999, fund expenses were reduced by $52,506 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense-offset arrangements in an income-producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,060 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.65%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.75% of the average net assets attributable to class M shares. The Trustees currently limit payment by the fund to an annual rate of 0.50% of the average net assets attributable to class A for shares outstanding as of July 1, 1995 (except for class A shares for which Putnam Mutual Funds is dealer of record) and 0.25% of such average net asset value of shares acquired after that date (including shares acquired through reinvestment of distributions).

For the six months ended August 31, 1999, Putnam Mutual Funds Corp., acting as underwriter, received net commissions of $132,553 and $14,315 from the sale of class A and class M shares, respectively, and received $215,502 and $117 in contingent deferred sales charges from redemptions of class B and C shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended August 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received $2,012 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended August 31, 1999, purchases and sales of investment securities other than short-term investments aggregated $965,984,118 and $894,348,589, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At August 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             Six months ended August 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      4,900,291       $ 73,355,200
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                 4,900,291         73,355,200

Shares
repurchased                                     (3,093,188)       (46,125,099)
-----------------------------------------------------------------------------
Net increase                                     1,807,103       $ 27,230,101
-----------------------------------------------------------------------------

                                                 Year ended February 28, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      6,334,545       $ 86,668,517
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,863,995         24,474,124
-----------------------------------------------------------------------------
                                                 8,198,540        111,142,641

Shares
repurchased                                     (6,508,215)       (87,307,056)
-----------------------------------------------------------------------------
Net increase                                     1,690,325       $ 23,835,585
-----------------------------------------------------------------------------

                                             Six months ended August 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      6,211,994       $ 91,676,329
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                 6,211,994         91,676,329

Shares
repurchased                                     (4,857,906)       (71,442,543)
-----------------------------------------------------------------------------
Net increase                                     1,354,088       $ 20,233,786
-----------------------------------------------------------------------------

                                                 Year ended February 28, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      7,834,152      $ 106,056,611
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,419,026         31,277,908
-----------------------------------------------------------------------------
                                                10,253,178        137,334,519

Shares
repurchased                                     (7,619,210)      (101,800,083)
-----------------------------------------------------------------------------
Net increase                                     2,633,968      $  35,534,436
-----------------------------------------------------------------------------

                                             Six months ended August 31, 1999
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        447,343         $6,706,374
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                   447,343          6,706,374
-----------------------------------------------------------------------------
Shares
repurchased                                        (26,666)          (403,567)
-----------------------------------------------------------------------------
Net increase                                       420,677         $6,302,807
-----------------------------------------------------------------------------

                                              For the period February 1, 1999
                                                 (commencement of operations)
                                                         to February 28, 1999
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         13,918           $191,352
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                    13,918            191,352
-----------------------------------------------------------------------------
Shares
repurchased                                             --                 --
-----------------------------------------------------------------------------
Net increase                                        13,918           $191,352
-----------------------------------------------------------------------------

                                             Six months ended August 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        481,353        $ 7,090,671
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                   481,353          7,090,671

Shares
repurchased                                       (230,920)        (3,419,794)
-----------------------------------------------------------------------------
Net increase                                       250,433        $ 3,670,877
-----------------------------------------------------------------------------

                                                 Year ended February 28, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        570,399        $ 7,693,217
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      185,652          2,412,397
-----------------------------------------------------------------------------
                                                   756,051         10,105,614

Shares
repurchased                                       (495,014)        (6,700,818)
-----------------------------------------------------------------------------
Net increase                                       261,037        $ 3,404,796
-----------------------------------------------------------------------------



The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
              Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

John J. Morgan, Jr.
Vice President

Paul C. Warren
Vice President and Fund Manager

Justin M. Scott
Vice President and Fund Manager

Michael Stack
Vice President and Fund Manager

Omid Kamshad
Vice President and Fund Manager

Michael K. Arends
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com



SA003-55083 522/525/2AF 10/99